FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

Reference is made to that certain Stock Purchase Agreement (the “Agreement”) dated as of October 18, 2011 by and among Nevada Gold & Casinos, Inc., a Nevada corporation (“Nevada Gold”), NG South Dakota, LLC, a South Dakota limited liability company and a wholly-owned subsidiary of Nevada Gold (the “Purchaser”), A.G. Trucano, Son & Grandsons, Inc., a South Dakota corporation (the “Corporation”), and each of the stockholders of the Corporation listed in Exhibit A to the Agreement and signatories thereto (each a “Seller” and, collectively, the “Sellers”).

WHEREAS, the parties desire to amend the Agreement as set forth in this First Amendment to Stock Purchase Agreement (this “First Amendment”) dated as of January 27, 2012.

NOW, THEREFORE, in consideration of the premises and upon the terms and subject to the conditions set forth herein, the parties hereby agree to amend the Agreement as follows:

1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

2. The first sentence of Section 3.1 (Purchase Price) of the Agreement is hereby deleted in its entirety and replaced with the following:

“As consideration for the sale, assignment, transfer, conveyance and delivery of the Stock by the Sellers to the Purchaser, and subject to the adjustments provided in Section 3.3, the Purchaser shall pay to the Sellers’ Representative (as defined in Section 14.7) the aggregate purchase price of $5,135,324 (the “Purchase Price”) plus the Consideration Shares (as defined in Section 3.4) issued by Nevada Gold to Michael Trucano, individually. The Purchase Price shall be paid as follows:”

3. Section 3.1(e) of the Agreement is hereby deleted in its entirety and replaced with the words “[Intentionally Omitted];”

4. Section 3.1(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

(f) plus $60,324, to be evidenced by and paid by the Purchaser in accordance with a promissory note issued by the Purchaser to the Sellers’ Representative in the original principal amount of $60,324, without interest, in substantially the form of the Second Promissory Note attached as Exhibit G hereto (the “Third Promissory Note”), which Third Promissory Note shall be payable on the one-year anniversary following the date of issuance and shall be secured by a first lien and security interest on the assets of the Corporation, including a pledge of the common stock acquired by Purchaser at Closing, pursuant to the Security Agreement;

5. Section 3.4 (Nevada Gold Common Stock) of the Agreement is hereby deleted in its entirety and replaced with the following:

“At Closing, Nevada Gold shall issue to Michael Trucano, individually, a certificate representing 13,223 shares of Nevada Gold Common Stock having a value per share equal to the Average Share Price of $1.89 (the “Consideration Shares”). The certificate for the Consideration Shares to be issued to Michael Trucano (and to any permitted transferee of Michael Trucano who is the beneficial owner of the Consideration Shares) shall bear substantially the following legend:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OR AN EXEMPTION THEREFROM.”

6. Section 3.5 (Repurchase Rights) of the Agreement is hereby deleted in its entirety and replaced with the words “[Intentionally Omitted].”

7. EXHIBIT A of the Agreement is hereby deleted in its entirety and replaced with the following:

“EXHIBIT A

Seller Name	Class and Number of Shares of Stock Owned	Stock Certificate No(s).

Michael Trucano	5 Shares of Common Stock	No. 18
Michael Trucano	30 Shares of Common Stock	No. 25
Michael Trucano	147 Shares of Common Stock	No. 28
Michael Trucano	10 Shares of Common Stock	No. 30
Michael Trucano	10 Shares of Common Stock	No. 40
Michael Trucano	4 Shares of Common Stock	No. 60
Michael Trucano	4 Shares of Common Stock	No. 66
Michael Trucano	9 Shares of Common Stock	No. 100

Patricia Burns	90 Shares of Common Stock	No. 50”

8. Except as amended hereby, the Agreement remains unmodified and in full force and effect, and the same is hereby ratified and reaffirmed in its entirety.

9. This First Amendment may be executed in one or more counterparts.

[Signature page follows]

[Signature page to First Amendment to Stock Purchase Agreement]

IN WITNESS WHEREOF, the undersigned have executed and delivered or caused to be executed and delivered by its duly authorized officers this First Amendment as of the 27th day of January, 2012.

SELLERS:

/s/ Michael Trucano
Michael Trucano

/s/ Anthony Burns
Patricia Burns, by Anthony Burns power of attorney

CORPORATION:

A.G. TRUCANO, SON &
GRANDSONS, INC.

By:	/s/ Michael Trucano
Name:	Michael Trucano
Title:	President

NEVADA GOLD:

NEVADA GOLD & CASINOS, INC.

By:	Robert B. Sturges
Name:	Robert B. Sturges
Title:	Chief Executive Officer

PURCHASER:

NG SOUTH DAKOTA, LLC

By:	/s/Robert B. Sturges
Name:	Robert B. Sturges
Title:	Manager